1 Empowering Physicians Transforming Healthcare William Blair Growth Conference June 7, 2022

2 Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to: 2022 financial guidance and other projections and forecasts. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including: Care Margin; Platform Contribution; Platform Contribution margin; Adjusted EBITDA; Adjusted EBITDA margin; Adjusted Net Income; and Free Cash Flow. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in the financial schedules in the Appendix of this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.priviahealth.com or www.sec.gov. Management has not reconciled forward-looking non-GAAP measures to its most directly comparable GAAP measure of Operating Income and Net Income. This is because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of certain GAAP components of such reconciliations due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures. Disclaimer

3 Building One of the Largest Primary Care-Centric Ambulatory Care Delivery Networks Broad TAM across 50 states, all patients, all payers and all reimbursement models Privia Single Tax ID Medical Groups / Risk Bearing Entities Privia ACO Only Value-Added Platform Services (Owned / Partnership) Independent Providers Hospital Employed / Affiliated Providers Other Facility Employed / Affiliated Providers Virtual Primary Care Privia Care Partners Clinical Research Lab Pharmacy Imaging ASCs Tech-Enabled Clinical and Performance Operations Platform

4 Leading Next Generation Physician Organization and Care Delivery Network 870+ Care Center Locations 3,370 Implemented Providers 8 States (Plus D.C.) Note: As of 3/31/2022. Map and number of states include the launch of Montana, which was announced via press release on February 3, 2022. 3.8M+ Patients 848K Attributed Lives 85 Patient NPS 58 Provider NPS 95% Provider Retention Mid-Atlantic Tennessee Georgia Florida North Texas Gulf Coast California West Texas Montana 51 Specialties on Platform

5 Moving Markets Toward Value-Based Care At Scale Enter Market  Align with anchor medical groups and health systems to transition markets to value-based care Organize Providers  Form high performance medical groups  Develop network of leading primary care providers and specialists Drive Improvements  Advance practice management, patient engagement and value-based care initiatives Transition to Value & Risk  Succeed in various value-based care models (MSSP, Medicare Advantage, Commercial, etc.)

6 Diversified Value-Based Platform Across Reimbursement Models 1 80+ At Risk Payer Contracts 848K Total Attributed Lives 342K Government Lives 506K Commercial Lives 106K Medicare Advantage Lives 168K MSSP & MDPCP Lives 68K Medicaid Lives 1 All data as of March 31, 2022. % of Lives in Upside / Downside Risk as of 3/31/2022 78% 28% 0%

7 Methodical Process Helps Providers Move Towards Value Practice Fundamentals Stabilize the practice to create a successful base Enhanced Experience Upgrade the patient experience Fundamentals of Value Execute on fundamentals of value-based care Comprehensive Care Take greater responsibility for the totality of patient care Advanced Risk Model Redesign practice to succeed in mature value models 2 43 51 ▪ EHR & Patient Portal ▪ Revenue Cycle ▪ Payer Contracting ▪ Performance Mgmt ▪ Reporting ▪ Practice Websites ▪ Online Scheduling ▪ Virtual Visits ▪ Patient Outreach ▪ Satisfaction Surveys ▪ Membership ▪ Quality ▪ Clinical Documentation ▪ POD Engagement ▪ Performance Reports ▪ Expanded Access ▪ Care Coordination ▪ Network Management ▪ Clinical Programs ▪ Social Determinants ▪ Capitation ▪ Risk Positioning ▪ Delegated Services ▪ Network Contracting ▪ Home Care

8 Privia Has Extensive Experience in Managing Risk “It’s Called Risk for a Reason” Managing the Transition to Risk Profitably Diversification  80+ contracts across risk spectrum  Contractual protections in each program Robust Oversight  Audit / Compliance  Healthcare economics / Actuarial expertise Operational Execution  Physician-led governance  Clinical / performance operations capabilities  Technology platform

9 Delivering Demonstrable Value to Our Providers Fee-for-Service Rate Lift Expense Savings on EMR / PMS & Group Purchasing Net Realization Rate Improvement Through Robust Revenue Cycle Management Enhanced Provider Productivity & Same- Store Patient Volume Value-Based Care Revenue: Commercial, MSSP, MA Organic Practice Growth through Provider / Specialty Addition Incremental Revenue Opportunities Direct to Consumer Direct to Employer Ancillaries Clinical Research

10 Proprietary, End-to-End Tech Solution Enables Providers to Practice More Efficiently and Focus on Patient Care Proprietary end-to-end, cloud-based technology solution enabling scalable operations across providers and multiple markets Enhances workflows in both fee-for-service and value-based care settings across the continuum of care in 200+ payer contracts Increases patient engagement across all stages, including pre-visit preparation, live / virtual visit, and post-visit follow up We provide physicians with a comprehensive and differentiated technology solution that eliminates the need to buy and integrate more than 30 point solutions

11 Positioned to Monetize Our Platform and Drive Growth — Same store growth of patients attributed to value based contracts — Moving existing attribution into full risk value based programs, such as direct contracting and fully capitated contracts — Develop new products with aligned payers — Add primary care and specialist practices in existing markets — Develop value-oriented ancillary services — Expand relationships with self-insured employers — Expand clinical research program — Expand business model nationally in partnership with anchor medical groups, health systems and payers — Minority or majority ownership of provider groups — De-novo, wholly or partially owned, MA focused clinics — Other M&A Organic Growth in Existing Practices Moving Markets to Value Based Care White Space Opportunities in Existing Markets New Market Development Acquisitions and Investments in Full Service Care Models — Patient panel and volume growth — New provider growth — Expansion of practice services — Revenue optimization

12 Strong Execution since April 2021 IPO Existing Markets • Strong organic and same-store growth • Record provider retention New Markets • California and West Texas in 4Q’21 and Montana in 1Q’22 driving accelerated 2022 topline growth New & Expanding ACOs • Launched 3 new ACOs with 4 existing ACOs in MSSP Enhanced Track (upside & downside risk) • Mid-Atlantic ACO achieved the highest savings rate of top 100 largest ACOs in the country in 2020 Thoughtful Move to Upside / Downside Risk Arrangements • Two capitated arrangements covering ~23,000 MA beneficiaries effective 1.1.22 • Proven results with 80+ Value-Based Care contracts across the risk spectrum Financial Strength and Momentum • Exceptional operating execution with very strong topline, Adjusted EBITDA and Cash Flow growth

13 $9.9 $14.8 1Q'21 1Q'22 $25.5 $35.0 1Q'21 1Q'22 $52.5 $71.6 1Q'21 1Q'22 $344.1 $561.9 1Q'21 1Q'22 281 342 440 506 721 848 1Q'21 1Q'22 2,648 3,370 1Q'21 1Q'22 1Q’22 Performance Implemented Providers (as of end of period) Attributed Lives (‘000s, as of end of period)1 Platform Contribution ($mm)Care Margin ($mm) Practice Collections ($mm) % Practice Collections 7.4% 6.2% % Care Margin 48.6% 48.8% Adjusted EBITDA ($mm) 1 Solid bar represents government lives and shaded bar represents commercial lives. Note: Any slight variations in percentage calculations due to rounding. For reconciliations of Care Margin to Operating Income, Platform Contribution to Operating Income, and Adjusted EBITDA to Net Income, please see the Appendix. % Practice Collections 2.9% 2.6% % Care Margin 18.9% 20.7% Commercial Government

14 FY’22 Guidance at May 12, 2022 ($ in millions) FY’21 Actual FY’22 Guidance at 3.22.22 Updated Guidance Y-Y % Change from FY’21 Low High Low High Implemented Providers 3,317 3,625 3,725 Unchanged 9.3% 12.3% Attributed Lives 786,000 860,000 890,000 Unchanged 9.4% 13.2% Practice Collections $ 1,626.1 $ 2,050 $ 2,200 Mid-to-High End 26.1% 35.3% GAAP Revenue $ 966.2 $ 1,225 $ 1,300 Mid-to-High End 26.8% 34.5% Care Margin $ 238.4 $ 280 $ 295 Mid-to-High End 17.4% 23.7% Platform Contribution $ 107.6 $ 130 $ 135 High End 20.8% 25.5% Adjusted EBITDA $ 41.4 $ 52 $ 56 High End 25.6% 35.3%

15 Privia Health: Investment Highlights Proven and Scalable for All Provider Types, Patients & Reimbursement Models Multiple Drivers for Future Growth with a Large TAM Unique, Integrated Physician Alignment Model Profitable, Capital-Efficient Profile Proven, Diversified Value-based Platform Across Risk-bearing Spectrum Highly Experienced Executive and Physician Leadership Team

16 APPENDIX

17 Reconciliation of Operating (Loss) Income to Care Margin a 1 (1) Care Margin is total revenue less the sum of physician and practice expense.

18 Reconciliation of Operating (Loss) Income to Platform Contribution a 2 (2) Platform Contribution is total revenue less the sum of physician and practice expense and cost of platform. (5) Amount represents stock-based compensation expense included in Cost of Platform.

19 Reconciliation of Net (Loss) Income to Adjusted EBITDA a 3 (3) Adjusted EBITDA is net income (loss) attributable to Privia Health Group, Inc. shareholders and subsidiaries excluding minority interests, provision (benefit) for income taxes, interest income, interest expense, depreciation and amortization, stock-based compensation, severance charges and other non-recurring expenses. (6) Other expenses include certain non-cash or non-recurring costs.

20 Reconciliation of Net (Loss) Income to Adjusted Net Income Per Share a

21 Thank You PriviaHealth.com Contact: Robert P. Borchert SVP, Investor & Corporate Communications robert.borchert@priviahealth.com Phone: 817.783.4841